Exhibit 10.1

EIGHTH AMENDMENT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT

EIGHTH AMENDMENT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of August 5, 2022, by and among HALLADOR ENERGY COMPANY (the “Borrower”), the Guarantors party hereto, the lenders listed on the signature pages hereof and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Administrative Agent”) under the Credit Agreement referred to below.

WlTNESSETH:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are party to the Third Amended and Restated Credit Agreement dated as of May 21, 2018, as amended by the First Amendment dated as of March 26, 2019, the Second Amendment dated as of September 30, 2019, the Third Amendment dated as of April 15, 2020, the Fourth Amendment dated as of July 2, 2020, the Fifth Amendment dated as of May 27, 2021, the Sixth Amendment dated as of March 25, 2022, and the Seventh Amendment dated as of May 20, 2022 (and as may be further amended, restated, modified or supplemented, the “Credit Agreement”) (capitalized terms used without definition in this Amendment have the meanings given to them in the Credit Agreement), pursuant to which the Lenders have extended credit to the Borrower;

WHEREAS, the Borrower has requested that certain amendments be made as set forth in more detail herein; and

WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

NOW, THEREFORE, in consideration of their mutual covenants and agreements hereafter set forth, and intending to be legally bound, the parties hereto agree as follows:

ARTICLE I

Section 1.1    Amendments to Credit Agreement. The Credit Agreement is hereby amended to be as set forth in the conformed copy attached hereto as Exhibit A. The Credit Agreement as so amended is referred to herein as the “Amended Credit Agreement.”

ARTICLE II

Section 2.1    No Other Amendments. Except as amended hereby, the terms and provisions of the Credit Agreement remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any Potential Default or Event of Default under any Loan Document, or a waiver or release of any of the Lenders’ or Administrative Agent’s rights and remedies (all of which are hereby reserved).

Section 2.2    Representations and Warranties. The Borrower hereby represents and warrants to the Lenders and the Administrative Agent that the representations and warranties set forth in Article 6 of the Credit Agreement, are true and correct in all material respects on and as of the date hereof (except for any representation or warranty which was expressly limited to an earlier date, in which case such representation and warranty shall be true and correct in all material respects on and as of such date), and that after giving effect to this Amendment, no Event of Default, or Potential Default, has occurred and is continuing or exists on or as of the date hereof.

Section 2.3    Conditions to Effectiveness. This Amendment shall become effective on the date (such date, the “Amendment No. 8 Effective Date”) that the following conditions have been satisfied:

(a)    Amendment. The Administrative Agent shall have received an executed counterpart of this Amendment executed on behalf of (i) each of the Loan Parties and (ii) Lenders constituting the Required Lenders.

(b)    Certain Representations. (i) The representations and warranties of the Loan Parties contained in Section 6 of the Credit Agreement including as amended by the modifications and additional representations and warranties of this Amendment, and of each Loan Party in each of the other Loan Documents shall be true and accurate in all material respects on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct in all material respects on and as of the specific dates or times referred to therein), (ii) each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, (iii) no Event of Default or Potential Default shall have occurred and be continuing or shall exist, and (iv) the execution of this amendment has been duly authorized by the Loan Parties.

(c)    No Defaults under Other Obligations. No default under any note, credit agreement or other document relating to existing Indebtedness of any of the Loan Parties shall occur as a result of this Amendment.

(d)    No Actions or Proceedings. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Amendment, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which, in the Administrative Agent’s sole discretion, would make it inadvisable to consummate the transactions contemplated by this Amendment or any of the other Loan Documents.

(e)    Consents. All material consents required to effectuate the transactions contemplated by this Amendment and the other Loan Documents and shall have been obtained.

(f)    Confirmation of Guaranty. Each of the Guarantors confirms that they have read and understand the Amendment. In order to induce the Lenders, the Administrative Agent and the other Agents to enter into the Amendment, each of the Guarantors: (i) consents to the Amendment and the transactions contemplated thereby; (ii) ratifies and confirms each of the Loan Documents to which it is a party; (iii) ratifies, agrees and confirms that it has been a Guarantor and a Loan Party at all times since it became a Guarantor and a Loan Party and from and after the date hereof, each Guarantor shall continue to be a Guarantor and a Loan Party in accordance with the terms of the Loan Documents, as the same may be amended in connection with the Amendment and the transactions contemplated thereby; and (iv) hereby ratifies and confirms its obligations under each of the Loan Documents (including all exhibits and schedules thereto), as the same may be amended in connection with the Amendment and the transactions contemplated thereby, by signing below as indicated and hereby acknowledges and agrees that nothing contained in any of such Loan Documents is intended to create, nor shall it constitute an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation or termination of the indebtedness, loans, liabilities, expenses, guaranty or obligations of any of the Loan Parties under the Credit Agreement or any other such Loan Document.

(g)    Legal Details. All legal details and proceedings in connection with the transactions contemplated by this Amendment and the other Loan Documents shall be in form and substance satisfactory to the Administrative Agent and counsel for the Administrative Agent, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent and its counsel, as the Administrative Agent or its counsel may reasonably request. Without limiting the generality of the foregoing, the Loan Parties and Lenders hereby (i) agree that, for all purposes of this Amendment, electronic images of this Amendment or any other Loan Documents (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waive any argument, defense or right to contest the validity or enforceability of the Amendment or any other Loan Documents based solely on the lack of paper original copies of such Amendment and Loan Documents, including with respect to any signature pages thereto.

(h)    Fees. All fees, costs and expenses for which the Administrative Agent (and its Affiliates) are entitled to be paid or reimbursed, including but not limited to the fees and expenses of the Administrative Agent’s legal counsel shall have been paid.

Section 2.4    Miscellaneous.

(a)    This Amendment shall become effective as provided in Section 2.3.

(b)    The Credit Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed, and shall, as so amended, remain in full force and effect. From and after the date that the amendments herein described take effect, all reference to the “Agreement” in the Credit Agreement and in the other Loan Documents, shall be deemed to be references to the Credit Agreement as amended by this Amendment.

(c)    This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania, and for all purposes shall be governed by, construed and enforced in accordance with the laws of said Commonwealth. This Amendment shall be a Loan Document.

(d)    Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. The Borrower, the other Loan Parties, each Lender party hereto, and the Administrative Agent acknowledge and agree that this Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

(e)    This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts. Each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one in the same instrument.

Section 2.5    General Release.

(a)    In consideration of, among other things, the Administrative Agent’s and the Lenders’ execution and delivery of this Amendment, the Borrower and each other Loan Party, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, accounts, interests, liens, promises, warranties, damages and consequential damages, demands, agreements, bonds, bills, specialties, covenants, controversies, variances, trespasses, judgments, executions, costs, expenses or claims whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether known or unknown, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Secured Parties in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, whether or not now known, existing on or before the Amendment No. 8 Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Credit Agreement or any other Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith, (ii) any aspect of the dealings or relationships between or among the Borrower and the other Loan Parties, on the one hand, and any or all of the Secured Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, or (iii) any aspect of the dealings or relationships between or among any or all of the Releasors, on the one hand, and any or all of the Releasees, on the other hand, but only to the extent such dealings or relationships relate to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. In entering into this Amendment, the Borrower and each other Loan Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section 2.5 shall survive the termination of this Amendment, the Credit Agreement, the other Loan Documents and payment in full of the Obligations.

(b)    The Borrower and each other Loan Party hereby agrees that the Releasees shall each be an Indemnitee and entitled to the benefits of Section 11.3 of the Credit Agreement, including, without limitation, with respect to any Claims arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Amendment or any other document executed and/or delivered in connection therewith.

(c)    The Borrower and each other Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee, and will not assert in any proceeding any counterclaim or crossclaim against any Releasee, in each case on the basis of any Claim released, remised and discharged by the Borrower or any other Loan Party pursuant to Section 2.5(a) hereof. If the Borrower, any other Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, the Borrower and each other Loan Party, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWER:

HALLADOR ENERGY COMPANY

By:         /s/ Lawrence D. Martin
Name: Lawrence D. Martin
Title: Chief Financial Officer

GUARANTORS:

EDWARDSPORT CONSTRUCTION COMPANY, LLC

GIBSON COUNTY LOGISTICS, LLC

OAKTOWN FUELS MINE NO. 1, LLC

OAKTOWN FUELS MINE NO. 2, LLC

PROSPERITY MINE, LLC

SFI COAL SALES, LLC

SUNRISE COAL, LLC

SUNRISE LAND HOLDINGS, LLC

SUNRISE ADMINISTRATIVE SERVICES, LLC

SYCAMORE COAL, INC.

By:         /s/ Lawrence D. Martin
Name: Lawrence D. Martin
Title: President

SUMMIT TERMINAL, LLC

HALLADOR POWER COMPANY, LLC

By:         /s/ Lawrence D. Martin
Name: Lawrence D. Martin
Title: Vice President

RAILPOINT SOLUTIONS, LLC

By:         /s/ Heather L. Tryon
Name: Heather L. Tryon
Title: Manager

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as Lender

By:         /s/ Daniel Scherling
Name: Daniel Scherling
Title: Vice President

Iroquois Federal Savings & Loan Association,
as Lender

By:         /s/ Thomas J. Chamberlain
Name:         Thomas J. Chamberlain
Title:          Senior Executive Vice President and Chief Lending Officer

[If second signature is required:]

By:
Name:
Title: First Financial Bank, N.A.,
as Lender

By:         /s/ Dan Laughner
Name:         Dan Laughner
Title:          Vice President

[If second signature is required:]

By:
Name:
Title:

Old National Bank,
as Lender

By:         /s/ Kevin Blaylock
Name:         Kevin Blaylock
Title:          Special Assets Officer

First Merchants Bank,
as Lender

By:         /s/ Jeff Pangburn
Name:         Jeff Pangburn
Title:          Vice President

[If second signature is required:]

By:
Name:
Title:

FIRST HORIZON BANK,
as Lender

By:         /s/ Jim Hennigan
Name:         Jim Hennigan
Title:          Senior Vice President

The Huntington National Bank
as Lender

By:         /s/ Cameron Hinojosa
Name:         Cameron Hinojosa
Title:          Vice President

UMB BANK, N.A.,
as Lender

By:         /s/ John Mastro
Name:         John Mastro
Title:          Senior Vice President

Exhibit A

[Credit Agreement as Amended by the Eighth Amendment]